                                                                       EXHIBIT 6


                                ARTHUR ANDERSEN LLP




                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-89988 for Hartford Life and Annuity Insurance Company Separate Account VL II on Form S-6.

                                   /s/ Arthur Andersen LLP

Hartford, Connecticut
July 20, 1998